UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2017
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 22, 2017, in connection with the underwriting agreement, dated August 15, 2017, relating to the Company’s sales of depositary shares (the “Depositary Shares”), each representing 1/1,000th of a share of the Company’s 7.00% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), the Company issued 13,000 shares of Series C Preferred Stock, which shares were deposited with Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary (the “Depositary”). On August 22, 2017, the Company entered into a Deposit Agreement with the Depositary (the “Deposit Agreement”). A copy of the Deposit Agreement is included as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 8.01     Other Events.
On August 22, 2017, Skadden, Arps, Slate, Meagher & Flom LLP delivered to the Company an opinion with respect to the validity of the Depositary Shares, the Series C Preferred Stock and the Conversion Shares (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-205306), in accordance with the requirements of Item 601(b)(5) of Regulation S-K.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

4.2	Deposit Agreement, dated August 22, 2017, among AGNC Investment Corp., and Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Depositary Shares, the Series C Preferred Stock and the Conversion Shares.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: August 22, 2017	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary